“Rule 482 Ad”
FOR IMMEDIATE RELEASE
March 6, 2008
Contact: Evelyn Klopp
eklopp@saxumcommunications.com
Office: 405.608.0445
Cell: 405.831.0709
Capital West Oklahoma Index Fund Filed with Securities and Exchange Commission
OKLAHOMA CITY — Oklahoma-based Capital West Securities recently filed a registration statement with the U.S. Securities and Exchange Commission (SEC) to launch the Capital West Oklahoma Index Fund. The Fund is expected to be traded on the American Stock Exchange under the stock symbol “OOK.” The SEC accepted the paperwork on March 3. Final approval is expected within four to six months.
The fund will be made up exclusively of stocks issued by Oklahoma’s publicly traded companies. OOK is expected to be the first state-based Exchange Traded Fund (ETF) to “ring the bell” and begin trading.
“We have some outstanding companies with proven abilities that will make this fund a great vehicle to invest in Oklahoma with us,” said Keith Geary, chairman, president and CEO of Capital West Securities.
Geary, along with his wife Joni, also announced that at least 10% of the management fee earned from OOK will be donated to Aaron’s Bridge, a newly formed non-profit whose purpose is to address children’s issues in Oklahoma, the first of which is to see to it that a biomedical-based treatment option be available in Oklahoma for children that are diagnosed with developmental disorders (autism, PDD, Asperger’s syndrome, ADD, ADHD and NLD).
McAfee & Taft, Oklahoma’s largest law firm, provided legal services to Capital West in conjunction with the filing of the registration statement under the Securities Act of 1933 and the Investment Company Act of 1940.
About Capital West
Established in 1995, Capital West Securities is an Oklahoma-based full-service brokerage and municipal underwriting firm. Capital West is a member of the Financial Industry Regulatory Authority (FINRA) and the Security Investor Protection Corporation (SIPC) with a solid performance record with corporate and public finance services that include underwriting, trading and financial consulting. For more information, visit www.capitalwest.com.
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Investors should consider the investment objectives, risks, charges and expenses of OOK, Inc. carefully before investing. This and other important information about OOK, Inc. can be found in its prospectus. To obtain a copy of OOK, Inc.’s prospectus, please call 405-235-5757 or visit OOK, Inc.’s website at www.OOKetf.com. Please read the prospectus carefully before investing.
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